Exhibit 17

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the MDT All Cap Core Fund (the "Fund"), a portfolio of MDT Funds (the "Trust"), hereby appoint Todd P. Zerega, M. Cole Dolinger, Maureen A. Ferguson, and Megan C. Clement or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 17, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROPOSAL 1: To approve or disapprove a New Investment Management Agreement between Federated MDTA LLC and the MDT Funds, that will take effect on November 17, 2006;



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



PROPOSAL 2: For shareholders of MDT All Cap Core Fund, to approve or disapprove a proposed agreement and plan of reorganization pursuant to which Federated MDT All Cap Core Fund, a portfolio of Federated MDT Series, would acquire all of the assets of MDT All Cap Core Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of Federated MDT All Cap Core Fund to be distributed pro rata by MDT All Cap Core Fund to its shareholders, in complete liquidation and termination of MDT All Cap Core Fund.



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



                                    YOUR VOTE IS IMPORTANT

   Please complete, sign and return this card as soon as possible.


                                                Dated

                                                Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the MDT Tax Aware/All Cap Core Fund (the "Fund"), a portfolio of MDT Funds (the "Trust"), hereby appoint Todd P. Zerega, M. Cole Dolinger, Maureen A. Ferguson, and Megan C. Clement or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 17, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROPOSAL 1: To approve or disapprove a New Investment Management Agreement between Federated MDTA LLC and the MDT Funds, that will take effect on November 17, 2006;



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



PROPOSAL 2: For shareholders of MDT Tax Aware/All Cap Core Fund, to approve or disapprove a proposed agreement and plan of reorganization pursuant to which Federated MDT Tax Aware/All Cap Core Fund, a portfolio of Federated MDT Series, would acquire all of the assets of MDT Tax Aware/All Cap Core Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of Federated MDT Tax Aware/All Cap Core Fund to be distributed pro rata by MDT
Tax Aware/All Cap Core Fund to its shareholders, in complete liquidation and termination of MDT Tax Aware/All Cap Core Fund.



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



                                    YOUR VOTE IS IMPORTANT

   Please complete, sign and return this card as soon as possible.


                                                Dated

                                                Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the MDT Large Cap Growth Fund (the "Fund"), a portfolio of MDT Funds (the "Trust"), hereby appoint Todd P. Zerega, M. Cole Dolinger, Maureen A. Ferguson, and Megan C. Clement or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 17, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROPOSAL 1: To approve or disapprove a New Investment Management Agreement between Federated MDTA LLC and the MDT Funds, that will take effect on November 17, 2006;



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



PROPOSAL 2: For shareholders of MDT Large Cap Growth Fund, to approve or disapprove a proposed agreement and plan of reorganization pursuant to which Federated MDT Large Cap Growth Fund, a portfolio of Federated MDT Series, would acquire all of the assets of MDT Large Cap Growth Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of Federated MDT Large Cap Growth Fund to be distributed pro rata by MDT Large Cap Growth Fund to its shareholders, in complete liquidation and termination of MDT Large Cap Growth Fund.



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



                                    YOUR VOTE IS IMPORTANT

   Please complete, sign and return this card as soon as possible.


                                                Dated

                                                Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the MDT Mid Cap Growth Fund (the "Fund"), a portfolio of MDT Funds (the "Trust"), hereby appoint Todd P. Zerega, M. Cole Dolinger, Maureen A. Ferguson, and Megan C. Clement or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 17, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROPOSAL 1: To approve or disapprove a New Investment Management Agreement between Federated MDTA LLC and the MDT Funds, that will take effect on November 17, 2006;



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



PROPOSAL 2: For shareholders of MDT Mid Cap Growth Fund, to approve or disapprove a proposed agreement and plan of reorganization pursuant to which Federated MDT Mid Cap Growth Fund, a portfolio of Federated MDT Series, would acquire all of the assets of MDT Mid Cap Growth Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of Federated MDT Mid Cap Growth Fund to be distributed pro rata by MDT Mid Cap Growth Fund to its shareholders, in complete liquidation and termination of MDT Mid Cap Growth Fund.



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



                                    YOUR VOTE IS IMPORTANT

   Please complete, sign and return this card as soon as possible.


                                                Dated

                                                Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the MDT Small Cap Core Fund (the "Fund"), a portfolio of MDT Funds (the "Trust"), hereby appoint Todd P. Zerega, M. Cole Dolinger, Maureen A. Ferguson, and Megan C. Clement or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 17, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROPOSAL 1: To approve or disapprove a New Investment Management Agreement between Federated MDTA LLC and the MDT Funds, that will take effect on November 17, 2006;



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



PROPOSAL 2: For shareholders of MDT Small Cap Core Fund, to approve or disapprove a proposed agreement and plan of reorganization pursuant to which Federated MDT Small Cap Core Fund, a portfolio of Federated MDT Series, would acquire all of the assets of MDT Small Cap Core Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of Federated MDT Small Cap Core Fund to be distributed pro rata by MDT Small Cap Core Fund to its shareholders, in complete liquidation and termination of MDT Small Cap Core Fund.



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



                                    YOUR VOTE IS IMPORTANT

   Please complete, sign and return this card as soon as possible.


                                                Dated

                                                Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the MDT Small Cap Growth Fund (the "Fund"), a portfolio of MDT Funds (the "Trust"), hereby appoint Todd P. Zerega, M. Cole Dolinger, Maureen A. Ferguson, and Megan C. Clement or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 17, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROPOSAL 1: To approve or disapprove a New Investment Management Agreement between Federated MDTA LLC and the MDT Funds, that will take effect on November 17, 2006;



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



PROPOSAL 2: For shareholders of MDT Small Cap Growth Fund, to approve or disapprove a proposed agreement and plan of reorganization pursuant to which Federated MDT Small Cap Growth Fund, a portfolio of Federated MDT Series, would acquire all of the assets of MDT Small Cap Growth Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of Federated MDT Small Cap Growth Fund to be distributed pro rata by MDT Small Cap Growth Fund to its shareholders, in complete liquidation and termination of MDT Small Cap Growth Fund.



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



                                    YOUR VOTE IS IMPORTANT

   Please complete, sign and return this card as soon as possible.


                                                Dated

                                                Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the MDT Small Cap Value Fund (the "Fund"), a portfolio of MDT Funds (the "Trust"), hereby appoint Todd P. Zerega, M. Cole Dolinger, Maureen A. Ferguson, and Megan C. Clement or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 17, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROPOSAL 1: To approve or disapprove a New Investment Management Agreement between Federated MDTA LLC and the MDT Funds, that will take effect on November 17, 2006;



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



PROPOSAL 2: For shareholders of MDT Small Cap Value Fund, to approve or disapprove a proposed agreement and plan of reorganization pursuant to which Federated MDT Small Cap Value Fund, a portfolio of Federated MDT Series, would acquire all of the assets of MDT Small Cap Value Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of Federated MDT Small Cap Value Fund to be distributed pro rata by MDT Small Cap Value Fund to its shareholders, in complete liquidation and termination of MDT Small Cap Value Fund.



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



                                    YOUR VOTE IS IMPORTANT

   Please complete, sign and return this card as soon as possible.


                                                Dated

                                                Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the MDT Balanced Fund (the "Fund"), a portfolio of MDT Funds (the "Trust"), hereby appoint Todd P. Zerega, M. Cole Dolinger, Maureen A. Ferguson, and Megan C. Clement or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 17, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROPOSAL 1: To approve or disapprove a New Investment Management Agreement between Federated MDTA LLC and the MDT Funds, that will take effect on November 17, 2006;



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



PROPOSAL 2: For shareholders of MDT Balanced Fund, to approve or disapprove a proposed agreement and plan of reorganization pursuant to which Federated MDT Balanced Fund, a portfolio of Federated MDT Series, would acquire all of the assets of MDT Balanced Fund in exchange for Class A Shares, Class C Shares and Institutional Shares of Federated MDT Balanced Fund to be distributed pro rata by MDT Balanced Fund to its shareholders, in complete liquidation and termination of MDT Balanced Fund.



FOR               [   ]

AGAINST           [   ]

ABSTAIN           [   ]



                                    YOUR VOTE IS IMPORTANT

   Please complete, sign and return this card as soon as possible.


                                                Dated

                                                Signature


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.